UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2007

SECURITY BANK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	000-23261	58-2107916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4219 Forsyth Road

Macon, Georgia 31210

(Address of Principal Executive Offices, including Zip Code)

(478) 722-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 18, 2007, Security Bank Corporation (“Security Bank”) issued a press release announcing its financial results for the period ended March 31, 2007.

Pursuant to General Instruction F to Current Report on Form 8-K, the press release is attached to this Current Report as Exhibit 99.1 and only those portions of the press release related to the historical results of operations of Security Bank and its subsidiaries for the three month period ended March 31, 2007 are incorporated into this Item 2.02 by reference. The information contained in this Item 2.02, including the information set forth in the press release filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item 2.02 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 8.01	Other Events

On April 18, 2007, Security Bank issued a press release announcing its financial results for the period ended March 31, 2007.

Pursuant to General Instruction F to Current Report on Form 8-K, the press release is attached to this Current Report as Exhibit 99.1 and only those portions of the press release related to the historical results of operations of Security Bank and its subsidiaries for the three month period ended March 31, 2007 are incorporated into this Item 8.01 by reference. The information contained in this Item 8.01, including the information set forth in the press release filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in Exhibit 99.1 furnished pursuant to this Item 8.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Information about the First Commerce Transaction

Security Bank will file a Registration Statement on Form S-4 regarding the First Commerce transaction with the Securities and Exchange Commission (the “SEC”) that will contain a proxy statement-prospectus for the shareholders of First Commerce. First Commerce will mail the proxy statement-prospectus to its shareholders. These documents will contain important information about the transaction, and Security Bank and First Commerce urge you to read these documents when they become available.

You may obtain copies of all other documents filed with, or furnished to, the SEC by Security Bank at the SEC’s website at www.sec.gov. Copies of these documents may also be obtained from us without charge by directing a written request to Security Bank Corporation, 4219 Forsyth Road, Macon, Georgia 31210, Attention: Chief Financial Officer.

Participants in This Transaction

Security Bank and First Commerce and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from First Commerce’s shareholders in connection with the First Commerce transaction. Information about persons who may be deemed participants in this transaction will be included in the proxy statement-prospectus. You can find additional information about Security Bank’s executive officers and directors in Security Bank’s definitive Proxy Statement filed on Schedule 14A with the SEC on March 28, 2007. Additional information regarding the interests of these participants may be obtained by reading the proxy statement-prospectus regarding the proposed transaction when it becomes available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release of Security Bank Corporation , dated April 18, 2007*

*	As described in Item 2.02 and 8.01 of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY BANK CORPORATION

Dated: April 20, 2007	By:	/s/ H. Averett Walker
H. Averett Walker
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Security Bank Corporation, dated April 18, 2007*

* As described in Item 2.02 and 8.01 of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.